                                                                  EXHIBIT 10.4

                    FIRST AMENDMENT TO LICENSE AGREEMENT

         This First Amendment to License Agreement ("First Amendment") is entered into as of May 6, 1999, and effective as of the Effective Date (as defined in the GW License Agreement) by and between Triangle Pharmaceuticals, Inc., a for-profit Delaware corporation with principal offices located at 4 University Place, 4611 University Drive, Durham, North Carolina 27707 ("COMPANY") and Emory University, a not-for-profit Georgia corporation with offices at 1380 South Oxford Road, N.E., Atlanta, Georgia 30322 ("LICENSOR"), and amends certain terms of that certain License Agreement, dated as of April 17, 1996 between LICENSOR and COMPANY (the "Agreement").

                              RECITALS:

         A. LICENSOR and COMPANY have previously entered into the Agreement, pursuant to which LICENSOR has licensed certain patent rights and know-how to COMPANY with respect to FTC.

         B. LICENSOR has acquired certain rights from a third party which LICENSOR and COMPANY desired to be included within the Agreement.

         C. LICENSOR and COMPANY desire to amend certain terms of the Agreement as set forth in this First Amendment.

         NOW, THEREFORE, for good and valuable consideration, COMPANY and LICENSOR hereby agree as follows:

         1. DEFINITIONS. As used in this First Amendment, the following terms shall have the following meanings:

             (a) "GW Agreements" shall mean the GW License Agreement and the Settlement Agreement.

             (b) "GW License Agreement" shall mean the Exclusive License Agreement by and among Glaxo Group Limited, The Wellcome Foundation Limited, Glaxo Wellcome, Inc. (collectively "GW"), LICENSOR and COMPANY, dated as of even date herewith, pursuant to which GW has, among other things, granted LICENSOR certain rights under patents and patent applications relating to FTC.

             (c) "Settlement Agreement" shall mean the Settlement Agreement, dated as of even date herewith, by and among Glaxo Wellcome plc and GW on the one hand, and LICENSOR, COMPANY and Dr. David W. Barry on the other hand, providing for the settlement, release and dismissal of the FTC litigation and related claims (including but not limited to [***]), and certain claims of Dr. David W. Barry against Glaxo Wellcome, plc, GW and their Affiliates.

[***] Confidential Treatment Requested

             (d) All other terms used in this First Amendment and not otherwise defined herein shall have the same meanings ascribed to them in the Agreement.

         2.  AMENDMENTS. The Agreement is hereby amended as follows:

             (a) The patents and patent applications to which LICENSOR acquires title under the GW Agreements shall be deemed to be "Licensed Patents" under the Agreement.

             (b) The patents and patent applications under which LICENSOR obtains an exclusive license or a covenant not to sue under the GW Agreements shall be deemed to be the "GW Patents" referred to in the Agreement.

             (c) APPENDIX "A" to the Agreement is deleted and replaced with APPENDIX "A" attached to this First Amendment.

             (d) The data package, regulatory filings and any other know-how, information or technology to which LICENSOR acquires any right, title, license or other interest under the GW Agreements shall be deemed to be the "GW Know How" referred to in the Agreement.

             (e) The GW Know How shall be deemed to constitute "Licensed Technology" under the Agreement and shall be subject to all applicable provisions thereunder including, but not limited to, COMPANY's obligations under Section 11.7 of the Agreement.

             (f) Pursuant to Subsection 2.6(b) of the Agreement, COMPANY acknowledges that LICENSOR has given COMPANY the required notice of and information concerning the licenses and covenants not to sue under the GW Patents and the title and licenses under the GW Know How that LICENSOR is obtaining under the GW Agreements. Pursuant to
         Section 2.6 of the Agreement, COMPANY hereby elects to obtain from LICENSOR a sublicense under the GW Patents and the GW Know How and LICENSOR hereby grants to COMPANY a sublicense and a sub-immunity from suit under the GW Patents and the GW Know How, each of which is exclusive in accordance with and coterminous with the provisions of Sections 2.1, 2.2, 2.3, 2.4 and 2.5 of the Agreement.

             (g) COMPANY shall have the right to grant sublicenses and sub-immunities from suit under the GW Patents and GW Know How, to the same extent and under the same conditions provided in Sections
         2.4 and 3.7 of the Agreement.

             (b) COMPANY shall be responsible for paying the royalties due to GW under the GW License Agreement resulting from sale of Licensed Products (as defined in the GW License Agreement) by COMPANY, its Affiliates and
     sublicensees. COMPANY hereby indemnifies LICENSOR, its trustees, directors, employees, students and their respective successors and assigns and holds them harmless against all claims by GW of non-payment or underpayment of such royalties. COMPANY will pay such royalties directly to GW, as prescribed by the GW License Agreement, with notice to LICENSOR. COMPANY's obligation under this paragraph (g) shall terminate in respect of a given country upon the expiration or termination of the GW License Agreement in such country.

          (i) COMPANY will pay LICENSOR the Additional Milestone payment as provided by Subsection 3.3(b) of the Agreement, but COMPANY will be relieved of its obligation to pay the Additional Milestone payment provided by Subsection 3.3(a) of the Agreement. Subsection 3.3(a) of the Agreement is hereby deleted.

          (j) The royalties actually paid by COMPANY, its Affiliates and sublicensees under the GW License Agreement shall be deemed to be "Third Party Royalties" under Subsection 3.9(a) of the Agreement and COMPANY, its Affiliates and sublicensees shall have the right of deduction defined by that Subsection 3.9(a) with respect to the royalties paid thereunder to GW. This right of deduction shall apply irrespective of whether GW has a patent in a country where any Licensed Product is made, used, sold or offered for sale and irrespective or whether any such patent is infringed by the activities of COMPANY, its Affiliates, sublicensees or any party in a co-promotion or co-marketing relationship with COMPANY in such country. Notwithstanding Section 3.9 of the Agreement, COMPANY's payment of royalties to GW and the offset of a portion of those royalties against COMPANY's royalty obligations to LICENSOR shall not be an acknowledgment by either COMPANY or LICENSOR that any GW Patents would be infringed but for the license or immunity from suit granted by GW under the GW License Agreement.

          (k) Pursuant to Section 4.2 of the GW License Agreement, COMPANY agrees to keep and maintain records of sales of Licensed Products made pursuant to this sublicense granted hereby and to grant to GW's independent certified accountant in the same manner and to the same extent as prescribed in the GW License Agreement.

          (l) LICENSOR agrees not to assume responsibility for any GW Patent Prosecution Activities (as defined in the GW License Agreement) [***].

          (m) Any right which LICENSOR acquires to pursue third party infringers in respect of the GW Patents shall be immediately exercisable by COMPANY in accordance with the applicable terms and provisions set forth in the GW License Agreement and Article 8 of the Agreement.

          (n) LICENSOR and COMPANY each covenant that, during the term of the Agreement, it will:

               (i) fulfill all of its obligations under the GW Agreements, including, but not limited to, any royalty obligations set forth therein;

               (ii) take no action or omit to take any action which would cause it to be in breach of any provision of the GW Agreements; and

               (iii) immediately notify the other party in the event it receives notice from GW that it is in default under the GW Agreements or that GW has terminated or intends to terminate the GW Agreements. In the event of any default of the type described in this clause (iii), LICENSOR or COMPANY, as applicable, agrees that if it fails or does not intend to cure such default, the other party may, at such other party's option, do so and may offset (in the case of COMPANY) or invoice (in the case of LICENSOR) any reasonable expenses such other party incurs in curing such default.

          (o) Notwithstanding any provision to the contrary in the GW Agreements, COMPANY may not assign to GW or any Affiliate of GW any rights transferred, license or sublicensed to COMPANY under the GW Agreements.

3.   GENERAL TERMS.

          (a) Except as expressly amended hereby, the remaining terms of the Agreement shall remain in full force and effect.

          (b) The Agreement, as amended by this First Amendment, constitutes the entire agreement between LICENSOR and COMPANY or regarding the subject matters contained therein and herein.

          (c) In the event of any conflict between the provisions of the Agreement and this First Amendment, the provisions of this First Amendment shall govern and control.

          (d) This First Amendment shall be governed by, and construed in accordance with, the laws of the [***] without regard to its conflicts of laws principles.

          (e) This First Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

          (f) If any provision of this First Amendment is for any reason held to be ineffective, unenforceable or illegal, such condition shall not affect the validity or enforceability of any of the remaining portions hereof; provided, further, that the parties shall negotiate in good faith to replace any ineffective, unenforceable or illegal provision with an effective replacement as soon as is practical.

          (g) In the event the Effective Date shall not have occurred on or before ninety (90) days from the date first set forth above, this First Amendment shall become null and void.



                 [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, LICENSOR and COMPANY have each executed this First Amendment through an authorized officer as of the date first written above.

                                       EMORY UNIVERSITY

                                       By: /s/ John L. Temple
                                          ------------------------------
                                          John L. Temple

                                       Its: Executive Vice President

                                       TRIANGLE PHARMACEUTICALS, INC.

                                       By: /s/ David W. Barry
                                          -----------------------------
                                          David W. Barry

                                       Its: Chairman and Chief Executive
                                            Officer


                      [SIGNATURE PAGE TO FIRST AMENDMENT]

                                APPENDIX "A"
                        FTC APPLICATIONS AND PATENTS

-------------------------------------------------------------------------------------------------
DOCKET NO.              COUNTRY           SERIAL NO.         FILED     PATENT NO.      GRANT DATE
-------------------------------------------------------------------------------------------------
[***]                    [***]              [***]            [***]       [***]
-------------------------------------------------------------------------------------------------
[***]                    [***]              [***]            [***]       [***]
-------------------------------------------------------------------------------------------------
EMU105CIP                U.S.             07/659,760        02/22/91   5,210,085        05/11/93
-------------------------------------------------------------------------------------------------
EMU105CIP                U.S.             08/017,820        02/16/93   5,814,639        09/29/98
DIV
-------------------------------------------------------------------------------------------------
[***]                    [***]              [***]            [***]       [***]
-------------------------------------------------------------------------------------------------
[***]                    [***]              [***]            [***]       [***]
-------------------------------------------------------------------------------------------------
[***]                    [***]              [***]            [***]       [***]
-------------------------------------------------------------------------------------------------
[***]                    [***]              [***]            [***]       [***]
-------------------------------------------------------------------------------------------------
[***]                    [***]              [***]            [***]       [***]
-------------------------------------------------------------------------------------------------
[***]                    [***]              [***]            [***]       [***]
-------------------------------------------------------------------------------------------------
EMU134                   U.S.             08/483,653        06/07/95   5,827,727        10/27/98
-------------------------------------------------------------------------------------------------
[***]                    [***]              [***]            [***]       [***]
-------------------------------------------------------------------------------------------------
[***]                    [***]              [***]            [***]       [***]
-------------------------------------------------------------------------------------------------
EMU135                   U.S.             08/485,318        06/07/95   5,728,575        03/17/98
-------------------------------------------------------------------------------------------------
EMU136                   U.S.             08/481,556        06/07/95   5,700,937        12/23/97
-------------------------------------------------------------------------------------------------
[***]                    [***]              [***]            [***]       [***]
-------------------------------------------------------------------------------------------------
[***]                    [***]              [***]            [***]       [***]
-------------------------------------------------------------------------------------------------
EMU134                   U.S.             09/115,780        07/14/98   5,892,075        04/06/99
CON
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

                           FTC APPLICATIONS AND PATENTS

                                    FOREIGN

-------------------------------------------------------------------------------------
DOCKET NO.  COUNTRY          SERIAL NO.    FILING DATE   PATENT NO.   ISSUE DATE
-------------------------------------------------------------------------------------
EMU104      PCT              PCT/ US91/    07/31/91      Pub. No.     Pub. Date
                             00685                       WO           08/08/91
                                                         91/11186
-------------------------------------------------------------------------------------
            Australia        73004/91      07/31/91      658136
-------------------------------------------------------------------------------------
            Barbados         81/219        07/31/91      81/219
-------------------------------------------------------------------------------------
            Bulgaria         96717         07/31/91
-------------------------------------------------------------------------------------
            Canada           2,075,189     07/31/91
-------------------------------------------------------------------------------------
            Europe           91904454.5    07/31/91      0513200      09/09/98
-------------------------------------------------------------------------------------
                             provisional protection under Article 67(3) in Germany,
                             Belgium, Austria, France, Luxembourg, Spain, Greece,
                             Sweden, Denmark, Switzerland, Italy and the Netherlands
-------------------------------------------------------------------------------------
            Finland          923446        07/31/91
-------------------------------------------------------------------------------------
            Hungary          P9202496      07/31/91
-------------------------------------------------------------------------------------
            Hungary          P/P00581      07/31/91      211.300
-------------------------------------------------------------------------------------
            Japan            3-504897      07/31/91      618/1995
-------------------------------------------------------------------------------------
            Korea            92-701845     07/31/91      188357       01/12/99
-------------------------------------------------------------------------------------
            Malawi           49/92         07/31/91      MW 49/92     12/12/94
-------------------------------------------------------------------------------------
            Monaco           PV            07/31/91      93 2233      02/23/93
                             PCT/US91/
                             00685
-------------------------------------------------------------------------------------
            Norway           P923014
-------------------------------------------------------------------------------------
            Romania          1256/310792                 108564
-------------------------------------------------------------------------------------
            Russia           92016627.04   07/31/91
-------------------------------------------------------------------------------------
            Sri Lanka                                    10414        01/29/93
-------------------------------------------------------------------------------------


                         FTC APPLICATIONS AND PATENTS

                                  FOREIGN

-----------------------------------------------------------------------------------
DOCKET NO.  COUNTRY          SERIAL NO.    FILING DATE   PATENT NO.   ISSUE DATE
-----------------------------------------------------------------------------------
EMU108      PCT              PCT/US92/     02/20/92      WO           09/03/92
                             01339                       92/14743
-----------------------------------------------------------------------------------
            Australia        15617/92      02/20/92      665187       04/10/96
-----------------------------------------------------------------------------------
            Australia D1     37943/95      11/20/95      679649
-----------------------------------------------------------------------------------
            Australia D2     80773/98      02/20/92
-----------------------------------------------------------------------------------
            Brazil           9205661       02/20/92
-----------------------------------------------------------------------------------
            Bulgaria         980621        02/20/92
-----------------------------------------------------------------------------------
            Canada           2,104,399     02/20/92
-----------------------------------------------------------------------------------
            China            92101981.5    02/20/92
-----------------------------------------------------------------------------------
            China D1         95109814.4    02/20/92
-----------------------------------------------------------------------------------
            China D2         98108905.4    02/20/92
-----------------------------------------------------------------------------------
            Czechoslovakia   PV-0497-92    02/20/92
-----------------------------------------------------------------------------------
            Europe           92908027.3    02/20/92
-----------------------------------------------------------------------------------
            Finland          933684        02/20/92
-----------------------------------------------------------------------------------
            Hungary          P93-02377     02/20/92
-----------------------------------------------------------------------------------
            Hungary          P/P00510      06/30/95     211344
-----------------------------------------------------------------------------------
            Indonesia        P-002339      02/22/92    0001489     04/17/97
-----------------------------------------------------------------------------------
            Ireland          920545        02/21/92
-----------------------------------------------------------------------------------
            Israel           100965        02/17/92
-----------------------------------------------------------------------------------
            Japan            4-507549      02/20/92    2901160     03/19/99
-----------------------------------------------------------------------------------
            Japan D1         340469/1997   11/06/97
-----------------------------------------------------------------------------------
            Malaysia         PI 9200287    02/21/92
-----------------------------------------------------------------------------------
            Mexico           9200747       02/21/92
-----------------------------------------------------------------------------------
            New Zealand      241625        02/17/92     241625     07/09/96
-----------------------------------------------------------------------------------
            New Zealand      250842        02/17/92
-----------------------------------------------------------------------------------
            Nigeria          RP 48/92      02/21/92     11,263
-----------------------------------------------------------------------------------
            Norway           P932980       02/20/92
-----------------------------------------------------------------------------------

-------------------------------------------------------------------------------
EMIJ108        Pakistan         79/92       02/25/92      79/92        03/28/94
-------------------------------------------------------------------------------
               Philippines      43955       02/20/92
               ----------------------------------------------------------------
               Philippines D1   1-55191     02/20/92
               ----------------------------------------------------------------
               Philippines D2   1-55192     02/20/92
               ----------------------------------------------------------------
               Philippines D3   1-55193     02/20/92
               ----------------------------------------------------------------
               Philippines D4   1-55194     02/20/92
               ----------------------------------------------------------------
               Poland           P300471     02/20/92      169842       03/06/96
               ----------------------------------------------------------------
               Poland           310211      08/01/95      171150       03/29/96
               ----------------------------------------------------------------
               Portugal         100151      02/21/92
               ----------------------------------------------------------------
               Republic of      93-702516   02/20/92      172590       10/24/98
               Korea
               ----------------------------------------------------------------
               Romania          93-01137    02/20/92
               ----------------------------------------------------------------
               Russia           93058540.04 02/20/92
               ----------------------------------------------------------------
               South Africa     92/1251     07/20/92      92/1251      10/27/93
               ----------------------------------------------------------------
               Taiwan           81101183    02/18/92
               ----------------------------------------------------------------
               Thailand         015518      02/18/92
               ----------------------------------------------------------------

                                      APPENDIX A

                                    CASE NO. PB1225


------------------------------------------------------------------------------
       Country                   Application No.             Status
------------------------------------------------------------------------------
      Australia                      1367692                 Granted
------------------------------------------------------------------------------
       Canada                        2105486                 Pending
------------------------------------------------------------------------------
  Czechoslovakia                     PV183593                Granted
------------------------------------------------------------------------------
       Europe                       92906520.9               Pending
------------------------------------------------------------------------------
      Hungary                        P9302493                Pending
------------------------------------------------------------------------------
      Ireland                         920701                 Pending
------------------------------------------------------------------------------
       Israel                         101144                 Granted
------------------------------------------------------------------------------
       Japan                         50582592                Pending
------------------------------------------------------------------------------
Republic of Korea                    93702639                Pending
------------------------------------------------------------------------------
      Mexico                          923213                 Pending
------------------------------------------------------------------------------
     Malaysia                        PI9200358               Pending
------------------------------------------------------------------------------
   New Zealand                        241843                   Dead
                                      264621                 Granted
------------------------------------------------------------------------------
    Philippines                       44011                  Pending
------------------------------------------------------------------------------
      Portugal                        100198                 Pending
------------------------------------------------------------------------------
       Russia                      93043875.04               Granted
------------------------------------------------------------------------------
    Saudi Arabia                    92120445                 Pending
------------------------------------------------------------------------------
  Slovak Republic                   PV95093                  Granted
------------------------------------------------------------------------------
     Thailand                       015608                   Pending
------------------------------------------------------------------------------
      Taiwan                       81101693                  Granted
------------------------------------------------------------------------------
      Ukraine                      94051484                  Pending
------------------------------------------------------------------------------
       [***]
------------------------------------------------------------------------------
   South Africa                     921658                   Granted
------------------------------------------------------------------------------

                                     APPENDIX A

                                  LICENSED PATENTS

                                   CASE NO. PB1226


------------------------------------------------------------------------------
       Country                   Application No.             Status
------------------------------------------------------------------------------
      Australia                      1351292                 Granted
------------------------------------------------------------------------------
       Canada                        2105487                 Pending
------------------------------------------------------------------------------
  Czechoslovakia                    PV1836.93                Granted
------------------------------------------------------------------------------
       Europe                       92905707.3           Pending/Allowed
------------------------------------------------------------------------------
     Hong Kong                      98103372.5               Pending
------------------------------------------------------------------------------
      Hungary                        P9302496                Pending
------------------------------------------------------------------------------
      Ireland                         920702                 Pending
------------------------------------------------------------------------------
       Israel                         101145                 Granted
------------------------------------------------------------------------------
       Japan                         50556492                Pending
------------------------------------------------------------------------------
Republic of Korea                    93702626                Pending
------------------------------------------------------------------------------
     Malaysia                        PI9200357               Granted
------------------------------------------------------------------------------
   New Zealand                        241842                 Granted
------------------------------------------------------------------------------
    Philippines                       44010                  Granted
------------------------------------------------------------------------------
      Portugal                        100199                 Pending
------------------------------------------------------------------------------
       Russia                      93045710.14               Granted
------------------------------------------------------------------------------
  Slovak Republic                    PV0951.93               Granted
------------------------------------------------------------------------------
      Taiwan                         81101695                Granted
------------------------------------------------------------------------------
      Ukraine                        94051479                Pending
------------------------------------------------------------------------------
   United States                      846367                 Granted
------------------------------------------------------------------------------
       [***]
------------------------------------------------------------------------------
   South Africa                     921660                   Granted
------------------------------------------------------------------------------

                                CASE NO. PA1344


------------------------------------------------------------------------------
       Country                   Application No.             Status
------------------------------------------------------------------------------
       Europe                      93910190.3           Pending/Allowed
------------------------------------------------------------------------------
       Japan                        51999693                 Pending
------------------------------------------------------------------------------
       [***]
------------------------------------------------------------------------------
       [***]
------------------------------------------------------------------------------



                                CASE NO. PB1614


------------------------------------------------------------------------------
       Country                   Application No.             Status
------------------------------------------------------------------------------
       Brazil                      PI9607850.2               Pending
------------------------------------------------------------------------------
       China                        96193016.0               Pending
------------------------------------------------------------------------------
       Europe                       96911954.4               Pending
------------------------------------------------------------------------------
      Hong Kong                     98110455.0               Pending
------------------------------------------------------------------------------
       Hungary                       P9801576                Pending
------------------------------------------------------------------------------
       Japan                         528932.96               Pending
------------------------------------------------------------------------------
       Norway                        97.4512                 Pending
------------------------------------------------------------------------------
      Pakistan                        172.96                 Granted
------------------------------------------------------------------------------
       Poland                        P322503                 Pending
------------------------------------------------------------------------------
       [***]
------------------------------------------------------------------------------

                                       -2-